UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024 (March 9, 2024)

BTC Digital Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39258	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor, Tower A Tagen Knowledge & Innovation Center 2nd Shenyun West Road, Nanshan District Shenzhen, Guangdong Province People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: +86 755-82945250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	BTCT	The Nasdaq Stock Market LLC
Warrants	BTCTW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2024, and Meten Service USA Corp. (“Meten”), a wholly owned subsidiary of BTC Digital Ltd. (the “Company”), entered into an acquisition and purchase agreement (the “Acquisition Agreement”) with Alpha Plotter, LLC (the “Seller”) to acquire the Seller’s BTC mining facility under construction in North Carolina (the “Facility”). The Facility will have an electrical load of 10MW for long-term deployment and operation of BTC mining machines. The total purchase consideration is $3.4 million or equivalent, including $400,000 equivalent of the Company’s ordinary shares valued at the average closing price on the five trading days preceding the execution date of the Acquisition Agreement. The delivery of the Facility is scheduled on or before May 31, 2024. In addition to the delivery of the Facility, the closing of the transaction contemplated in the Acquisition Agreement is also conditioned upon Meten entering into certain power supply agreement and lease agreement associated with the Facility to replace the Seller as a party to such agreements.

The Seller’s obligations under the Acquisition Agreement are to be secured pursuant to a security agreement (the “Security Agreement”), dated March 9, 2024, by and between Meten and the Seller, by a security interest in certain tangible personal assets of the Seller.

The above summary of the Acquisition Agreement and the Security Agreement does not purport to be a complete discussion of the agreement between Meten and the Seller, and is qualified in its entirety by reference to the complete text of the Acquisition Agreement and the Security Agreement (with certain confidential terms redacted, as indicated thereon) filed as Exhibits 10.1 and 10.2 respectively to this current report on Form 8-K filed with the SEC and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Acquisition and Purchase Agreement, dated March 9, 2024, by and between Meten and Alpha Plotter, LLC.
10.2	Security Agreement, dated March 9, 2024, by and between Meten and Alpha Plotter, LLC.
99.1	Press Release dated March 12, 2024 issued by the Company.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTC Digital Ltd.

Dated: March 12, 2024	By:	/s/ Siguang Peng
	Name:	Siguang Peng
	Title:	Chief Executive Officer

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